EXHIBIT 10.10



                         COMPUTER SCIENCES CORPORATION
                           1998 STOCK INCENTIVE PLAN


Section 1:  PURPOSE OF PLAN

            The purpose of this 1998 Stock Incentive Plan ("Plan") of Computer Sciences Corporation, a Nevada corporation (the "Company"), is to enable the Company and its subsidiaries to attract, retain and motivate their employees by providing for or increasing the proprietary interests of such employees in the Company.

Section 2:  PERSONS ELIGIBLE UNDER PLAN

            Any person, including any director of the Company, who is an employee of the Company or any of its subsidiaries (an "Employee") shall be eligible to be considered for the grant of Awards (as hereinafter defined) hereunder.

Section 3:  AWARDS

            (a) The Committee (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with an Employee that is not inconsistent with the provisions of this Plan and that by its terms, involves or might involve the issuance of (i) shares of common stock, par value $1.00 per share, of the Company ("Common Shares"), or
(ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Common Shares or with a value derived from the value of the Common Shares. The entering into of any such arrangement is referred to herein as the "grant" of an "Award."

            (b) Awards are not restricted to any specified form or structure and may include, but are not limited to, sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

            (c) Common Shares may be issued pursuant to an Award for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the recipient of such Award.


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            (d)  Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted hereunder, which terms and conditions may include, among other things:

                 (i) any provision necessary for such Award to qualify as an incentive stock option under Section 422 of the Internal Revenue Code (an "Incentive Stock Option");

                 (ii) a provision permitting the recipient of such Award (including any recipient who is a director or officer of the Company) to pay the purchase price of the Common Shares or other property issuable pursuant to such Award, and/or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company (including "pyramiding") or other property, and/or by reducing the amount of Common Shares or other property otherwise issuable pursuant to such Award; or

                 (iii) a provision conditioning or accelerating the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 7 hereof.

            (e) Notwithstanding any other provision of this Plan, the maximum number of Common Shares with respect to which options or rights may be granted under this Plan to any Employee during any fiscal year shall be 500,000, subject to adjustment as provided in Section 7 hereof.

Section 4:  STOCK SUBJECT TO PLAN

            (a) The aggregate number of Common Shares that may be issued pursuant to all Incentive Stock Options granted under this Plan shall not exceed 9,000,000, subject to adjustment as provided in Section 7 hereof.

            (b) At any time, the aggregate number of Common Shares issued and issuable pursuant to all Awards (including all Incentive Stock Options) granted under this Plan shall not exceed 9,000,000, subject to adjustment as provided in Section 7 hereof.

            (c) For purposes of Section 4(b) hereof, the aggregate number of Common Shares issued and issuable pursuant to Awards granted under this Plan shall at any time be deemed to be equal to the sum of the following:

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                 (i)    the number of Common Shares which were issued prior to
such time pursuant to Awards granted under this Plan, other than Common Shares which were subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership such as dividends; plus

                 (ii) the number of Common Shares which were otherwise issuable prior to such time pursuant to Awards granted under this Plan but which were withheld by the Company as payment of the purchase price of the Common Shares issued pursuant to such Awards or as payment of the recipient's tax withholding obligation with respect to such issuance; plus

                 (iii) the maximum number of Common Shares which are or may be issuable at or after such time pursuant to Awards granted under this Plan.

Section 5:  DURATION OF PLAN

            No Awards may be granted under this Plan after June 15, 2008. Although Common Shares may be issued after June 15, 2008 pursuant to Awards that were duly granted prior to such date, no Common Shares may be issued under this Plan after June 15, 2018.

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Section 6:  ADMINISTRATION OF PLAN

            (a) This Plan shall be administered by a committee of the Board of Directors (the "Committee") consisting of two or more directors, each of whom is both a Disinterested Person for purposes of Rule 16b-3 promulgated under the Exchange Act and an Outside Director for purposes of Section 162(m) of the Internal Revenue Code, as such Rule and such Section may be amended from time to time).

            (b) Subject to the provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

                 (i) adopt, amend and rescind rules and regulations relating to this Plan;

                 (ii) determine which persons are Employees, and to which of such Employees, if any, Awards shall be granted hereunder;

                 (iii) grant Awards to Employees and determine the terms and conditions thereof, including the number of Common Shares issuable pursuant thereto;

                 (iv) determine whether, and the extent to which adjustments are required pursuant to Section 7 hereof; and

                 (v) interpret and construe this Plan and the terms and conditions of all Awards granted hereunder.

Section 7:  ADJUSTMENTS

            If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or if cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in:

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            (a)  the number and type  of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock Options and other Awards theretofore granted under this Plan;

            (b) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options and other Awards thereafter granted under this Plan; and

            (c) the maximum number of Common Shares with respect to which options or rights may thereafter be granted under this Plan to any Employee during any fiscal year.

Section 8:  AMENDMENT AND TERMINATION OF PLAN

            The Board of Directors may amend or terminate this Plan at any time and in any manner, subject to the following:

            (a) no recipient of any Award shall, without his or her consent, be deprived thereof or of any of his or her rights thereunder or with respect thereto as a result of such amendment or termination; and

            (b) if any rule, regulation or procedure of any national securities exchange upon which any securities of the Company are listed, or any listing agreement with any such securities exchange, requires that any such amendment be approved by the stockholders of the Company, then such amendment shall not be effective unless and until it is approved by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of the stockholders of the Company.

Section 9:  EFFECTIVE DATE OF PLAN

            This Plan shall be effective as of June 15, 1998, the date upon which it was approved by the Board of Directors; provided, however, that no Common Shares may be issued under this Plan until it has been approved by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of the stockholders of the Company.

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